Exhibit (h)(4)

SUPPLEMENT TO THE

AMENDED AND RESTATED SUPERVISION AND ADMINISTRATION AGREEMENT

PIMCO Funds

840 Newport Center Drive

Newport Beach, California 92660

August 16, 2011

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

RE:	PIMCO Funds: Private Account Portfolio Series—PIMCO Low Duration Portfolio and PIMCO Funds: Private Account Portfolio Series—PIMCO Moderate Duration Portfolio (each a “Portfolio,” and collectively, the “Portfolios”)

Dear Sirs:

This will confirm the agreement between the undersigned (the “Trust”) and Pacific Investment Management Company LLC (the “Administrator”) as follows:

1.	This Trust is an open-end investment company organized as a Massachusetts business trust, and consisting of such investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Each Portfolio is a separate investment portfolio of the Trust.

2.	The Trust and the Administrator have entered into an Amended and Restated Supervision and Administration Agreement (the “Agreement”) dated November 9, 2010, pursuant to which the Trust has employed the Administrator to provide supervisory and administrative services to the Trust as set forth in that Agreement.

3.	As provided in paragraph 1 of the Agreement, the Trust hereby adopts the Agreement with respect to the Portfolios and the Administrator hereby acknowledges that the Agreement shall pertain to the Portfolios, the terms and conditions of such Agreement being hereby incorporated herein by reference.

4.	Subject to the approval of the Trust’s Board of Trustees, the Trust consents to the Administrator’s delegation of some or all of its responsibilities under the Agreement with respect to the Portfolios to a qualified party or parties. Such delegation shall be evidenced by a written agreement to which the Trust need not be a party but which shall be subject to Trustee review and approval. Nothing contained herein shall be deemed to limit in any way the Administrator’s ability to delegate its duties under the Agreement with respect to any other series of shares of the Trust.

5.	As provided in paragraph 5 of the Agreement and subject to further conditions as set forth therein, the Trust shall with respect to each Portfolio pay the Administrator a monthly fee calculated as a percentage (on an annual basis) of the average daily value of net assets of the respective Portfolio during the preceding month, at a rate of 0.03%.

6.	The Trust and the Administrator hereby agree to amend the Agreement as of the date hereof to add the Portfolios to Schedule B and to make certain changes to Schedules A. Accordingly, the current Schedules A and B are replaced with the new Schedules A and B attached hereto.

7.	This Supplement and the Agreement shall become effective with respect to the Portfolios on August 16, 2011 and shall remain in effect with respect to each Portfolio, unless sooner terminated as provided herein, for a period not to exceed one year from the effective date and shall continue thereafter on an annual basis with respect to the Portfolios provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Trust, and (b) by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust or the Administrator, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated with respect to a Portfolio at any time, without the payment of any penalty: (i) by a vote of a majority of the entire Board of Trustees of the Trust or by a majority of the outstanding voting shares of the Portfolio, as applicable, on 60 days’ written notice to the Administrator; or (ii) after the initial period commencing on the effective date, by the Administrator at any time on 60 days’ written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

8.	The Declaration of Trust establishing the Trust, as amended and restated effective December 15, 2010, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name “PIMCO Funds” refers to the trustees under the Declaration collectively as trustees and not as individuals or personally, and that no shareholder, trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

If the foregoing correctly sets forth the agreement between the Trust and the Administrator, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

PIMCO FUNDS

By:	/s/ Peter G. Strelow
Title:	Vice President

ACCEPTED

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:	/s/ Brent L. Holden
Title:	Managing Director

Schedule A

Schedule to the Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of August 16, 2011

Institutional and Administrative Classes (%)—Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset Fund	0.05	0.00	0.05
PIMCO All Asset All Authority Fund	0.05	0.00	0.05
PIMCO California Intermediate Municipal Bond Fund	0.10	0.12	0.22
PIMCO California Short Duration Municipal Income Fund	0.10	0.05	0.15
PIMCO CommoditiesPLUSTM Short Strategy Fund	0.10	0.15	0.25
PIMCO CommoditiesPLUSTM Strategy Fund	0.10	0.15	0.25
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.15	0.25
PIMCO Convertible Fund	0.10	0.15	0.25
PIMCO Credit Absolute Return Fund	0.10	0.20	0.30
PIMCO Diversified Income Fund	0.10	0.20	0.30
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	0.10	0.30	0.40
PIMCO Emerging Local Bond Fund	0.10	0.35	0.45
PIMCO Emerging Markets Bond Fund	0.10	0.28	0.38
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.30	0.40
PIMCO Emerging Markets Currency Fund	0.10	0.30	0.40
PIMCO Extended Duration Fund	0.10	0.15	0.25
PIMCO Floating Income Fund	0.10	0.15	0.25
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.15	0.25
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.15	0.25
PIMCO Fundamental Advantage Total Return Strategy Fund	0.10	0.15	0.25
PIMCO Fundamental IndexPLUS® TR Fund	0.10	0.15	0.25
PIMCO Global Advantage Strategy Bond Fund	0.10	0.20	0.30
PIMCO Global Bond Fund (Unhedged)	0.10	0.20	0.30
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.20	0.30
PIMCO Global Multi-Asset Fund	0.05	0.00	0.05
PIMCO GNMA Fund	0.10	0.15	0.25
PIMCO Government Money Market Fund	0.06	0.00	0.06
PIMCO High Yield Fund	0.10	0.20	0.30
PIMCO High Yield Municipal Bond Fund	0.10	0.15	0.25
PIMCO High Yield Spectrum Fund	0.10	0.20	0.30
PIMCO Income Fund	0.10	0.10	0.20
PIMCO Inflation Response Multi-Asset Fund	0.10	0.15	0.25
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	0.10	0.15	0.25

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0.10	0.15	0.25
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.10	0.20	0.30
PIMCO Investment Grade Corporate Bond Fund	0.10	0.15	0.25
PIMCO Long Duration Total Return Fund	0.10	0.15	0.25
PIMCO Long-Term Credit Fund	0.10	0.15	0.25
PIMCO Long-Term U.S. Government Fund	0.10	0.15	0.25
PIMCO Low Duration Fund	0.10	0.11	0.21
PIMCO Low Duration II Fund	0.10	0.15	0.25
PIMCO Low Duration III Fund	0.10	0.15	0.25
PIMCO Moderate Duration Fund	0.10	0.11	0.21
PIMCO Money Market Fund	0.10	0.10	0.20
PIMCO Mortgage-Backed Securities Fund	0.10	0.15	0.25
PIMCO Municipal Bond Fund	0.10	0.14	0.24
PIMCO New York Municipal Bond Fund	0.10	0.12	0.22
PIMCO Real IncomeTM 2019 Fund	0.10	0.10	0.20
PIMCO Real IncomeTM 2029 Fund	0.10	0.10	0.20
PIMCO Real Return Fund	0.10	0.10	0.20
PIMCO Real Return Asset Fund	0.10	0.15	0.25
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.15	0.25
PIMCO RealRetirement® 2010 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2015 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2020 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2025 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2030 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2035 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2040 Fund	0.05	0.00	0.05
PIMCO RealRetirement® 2050 Fund	0.05	0.00	0.05
PIMCO Senior Floating Rate Fund	0.10	0.20	0.30
PIMCO Short Duration Municipal Income Fund	0.10	0.05	0.15
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO Small Cap StocksPLUS® TR Fund	0.10	0.15	0.25
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	0.10	0.15	0.25
PIMCO StocksPLUS® Fund	0.10	0.15	0.25
PIMCO StocksPLUS® Long Duration Fund	0.10	0.14	0.24
PIMCO StocksPLUS® TR Short Strategy Fund	0.10	0.15	0.25
PIMCO StocksPLUS® Total Return Fund	0.10	0.15	0.25
PIMCO Tax Managed Real Return Fund	0.10	0.10	0.20
PIMCO Total Return Fund	0.10	0.11	0.21
PIMCO Total Return Fund II	0.10	0.15	0.25
PIMCO Total Return Fund III	0.10	0.15	0.25

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Total Return Fund IV	0.10	0.15	0.25
PIMCO Treasury Money Market Fund	0.06	0.00	0.06
PIMCO Unconstrained Bond Fund	0.10	0.20	0.30
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.20	0.30

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of August 16, 2011

Classes A, B and C (%)—Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset Fund	0.10	0.20	0.30
PIMCO All Asset All Authority Fund[2]	0.10	0.15	0.25
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO California Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO CommoditiesPLUSTM Short Strategy Fund	0.10	0.40	0.50
PIMCO CommoditiesPLUSTM Strategy Fund	0.10	0.40	0.50
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Convertible Fund	0.10	0.30	0.40
PIMCO Credit Absolute Return Fund	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	0.10	0.45	0.55
PIMCO Emerging Local Bond Fund	0.10	0.55	0.65
PIMCO Emerging Markets Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Currency Fund[3]	0.10	0.45	0.55
PIMCO Extended Duration Fund	0.10	0.30	0.40
PIMCO Floating Income Fund	0.10	0.30	0.40
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.30	0.40
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Fundamental Advantage Total Return Strategy Fund	0.10	0.30	0.40
PIMCO Fundamental IndexPLUS® TR Fund	0.10	0.30	0.40
PIMCO Global Advantage Strategy Bond Fund	0.10	0.35	0.45
PIMCO Global Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Global Multi-Asset Fund	0.10	0.30	0.40
PIMCO GNMA Fund	0.10	0.30	0.40
PIMCO Government Money Market Fund	0.10	0.11	0.21
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund[4]	0.10	0.20	0.30
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.25	0.35
PIMCO Inflation Response Multi-Asset Fund	0.10	0.35	0.45
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	0.10	0.25	0.35

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0.10	0.30	0.40
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO Investment Grade Corporate Bond Fund	0.10	0.30	0.40
PIMCO Long Duration Total Return Fund	0.10	0.30	0.40
PIMCO Long-Term Credit Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.20	0.30
PIMCO Low Duration II Fund	0.10	0.30	0.40
PIMCO Low Duration III Fund	0.10	0.30	0.40
PIMCO Moderate Duration Fund	0.10	0.30	0.40
PIMCO Money Market Fund	0.10	0.25	0.35
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO Real IncomeTM 2019 Fund	0.10	0.25	0.35
PIMCO Real IncomeTM 2029 Fund	0.10	0.25	0.35
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO Real Return Asset Fund	0.10	0.30	0.40
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO RealRetirement® 2010 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2015 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2020 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2025 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2030 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2035 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2040 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2050 Fund	0.10	0.20	0.30
PIMCO Senior Floating Rate Fund	0.10	0.25	0.35
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	0.10	0.25	0.35
PIMCO Small Cap StocksPLUS® TR Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Long Duration Fund	0.10	0.29	0.39
PIMCO StocksPLUS® TR Short Strategy Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Total Return Fund	0.10	0.30	0.40
PIMCO Tax Managed Real Return Fund	0.10	0.25	0.35
PIMCO Total Return Fund	0.10	0.25	0.35
PIMCO Total Return Fund II	0.10	0.30	0.40
PIMCO Total Return Fund III	0.10	0.30	0.40
PIMCO Total Return Fund IV	0.10	0.25	0.35

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Treasury Money Market Fund	0.10	0.11	0.21
PIMCO Unconstrained Bond Fund	0.10	0.35	0.45
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.35	0.45

1 Core Expenses includes custody, portfolio accounting and tax preparation expenses.

2 Supervisory and Administrative Fee for B shares is 0.45%.

3 Supervisory and Administrative Fee for B shares is 0.65%.

4 Refer to the Expense Limitation Agreement for certain fee waivers.

Schedule A

Schedule to the Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of August 16, 2010

Class D (%)—Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset Fund	0.10	0.35	0.45
PIMCO All Asset All Authority Fund	0.10	0.35	0.45
PIMCO California Intermediate Municipal Bond Fund	0.10	0.45	0.55
PIMCO California Short Duration Municipal Income Fund	0.10	0.45	0.55
PIMCO CommoditiesPLUSTM Short Strategy Fund	0.10	0.65	0.75
PIMCO CommoditiesPLUSTM Strategy Fund	0.10	0.65	0.75
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.60	0.70
PIMCO Convertible Fund	0.10	0.55	0.65
PIMCO Credit Absolute Return Fund	0.10	0.60	0.70
PIMCO Diversified Income Fund	0.10	0.60	0.70
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	0.10	0.70	0.80
PIMCO Emerging Local Bond Fund	0.10	0.80	0.90
PIMCO Emerging Markets Bond Fund	0.10	0.70	0.80
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.70	0.80
PIMCO Emerging Markets Currency Fund	0.10	0.70	0.80
PIMCO Extended Duration Fund	0.10	0.55	0.65
PIMCO Floating Income Fund	0.10	0.55	0.65
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.55	0.65
PIMCO Foreign Bond Fund (U.S. Dollar -Hedged)	0.10	0.55	0.65
PIMCO Fundamental Advantage Total Return Strategy Fund	0.10	0.55	0.65
PIMCO Fundamental IndexPLUS® TR Fund	0.10	0.55	0.65
PIMCO Global Advantage Strategy Bond Fund	0.10	0.60	0.70
PIMCO Global Bond Fund (Unhedged)	0.10	0.60	0.70
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.60	0.70
PIMCO Global Multi-Asset Fund	0.10	0.55	0.65
PIMCO GNMA Fund	0.10	0.55	0.65
PIMCO Government Money Market Fund	0.10	0.21	0.31
PIMCO High Yield Fund	0.10	0.55	0.65
PIMCO High Yield Municipal Bond Fund[2]	0.10	0.45	0.55
PIMCO High Yield Spectrum Fund	0.10	0.55	0.65
PIMCO Income Fund	0.10	0.40	0.50
PIMCO Inflation Response Multi-Asset Fund	0.10	0.60	0.70
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	0.10	0.50	0.60

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0.10	0.55	0.65
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.10	0.60	0.70
PIMCO Investment Grade Corporate Bond Fund	0.10	0.55	0.65
PIMCO Long Duration Total Return Fund	0.10	0.55	0.65
PIMCO Long-Term Credit Fund	0.10	0.55	0.65
PIMCO Long-Term U.S. Government Fund	0.10	0.55	0.65
PIMCO Low Duration Fund	0.10	0.40	0.50
PIMCO Low Duration Fund II	0.10	0.55	0.65
PIMCO Low Duration Fund III	0.10	0.55	0.65
PIMCO Moderate Duration Fund	0.10	0.55	0.65
PIMCO Money Market Fund	0.10	0.35	0.45
PIMCO Mortgage-Backed Securities Fund	0.10	0.55	0.65
PIMCO Municipal Bond Fund	0.10	0.45	0.55
PIMCO New York Municipal Bond Fund	0.10	0.45	0.55
PIMCO Real IncomeTM 2019 Fund	0.10	0.50	0.60
PIMCO Real IncomeTM 2029 Fund	0.10	0.50	0.60
PIMCO Real Return Fund	0.10	0.50	0.60
PIMCO Real Return Asset Fund	0.10	0.55	0.65
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.55	0.65
PIMCO RealRetirement® 2010 Fund	0.10	0.45	0.55
PIMCO RealRetirement® 2015 Fund	0.10	0.45	0.55
PIMCO RealRetirement® 2020 Fund	0.10	0.45	0.55
PIMCO RealRetirement® 2025 Fund	0.10	0.45	0.55
PIMCO RealRetirement® 2030 Fund	0.10	0.45	0.55
PIMCO RealRetirement® 2035 Fund	0.10	0.45	0.55
PIMCO RealRetirement® 2040 Fund	0.10	0.45	0.55
PIMCO RealRetirement® 2050 Fund	0.10	0.45	0.55
PIMCO Senior Floating Rate Fund	0.10	0.50	0.60
PIMCO Short Duration Municipal Income Fund	0.10	0.45	0.55
PIMCO Short-Term Fund	0.10	0.35	0.45
PIMCO Small Cap StocksPLUS® TR Fund	0.10	0.55	0.65
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	0.10	0.50	0.60
PIMCO StocksPLUS® Fund	0.10	0.55	0.65
PIMCO StocksPLUS® Long Duration Fund	0.10	0.54	0.64
PIMCO StocksPLUS® TR Short Strategy Fund	0.10	0.55	0.65
PIMCO StocksPLUS® Total Return Fund	0.10	0.55	0.65
PIMCO Tax Managed Real Return Fund	0.10	0.50	0.60
PIMCO Total Return Fund	0.10	0.40	0.50
PIMCO Total Return Fund II	0.10	0.55	0.65
PIMCO Total Return Fund III	0.10	0.55	0.65

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Total Return Fund IV	0.10	0.50	0.60
PIMCO Treasury Money Market Fund	0.10	0.21	0.31
PIMCO Unconstrained Bond Fund	0.10	0.60	0.70
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.60	0.70

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.
[2]	Refer to the Expense Limitation Agreement for certain fee waivers.

Schedule A

Schedule to the Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of August 16, 2011

Class R (%)—Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset Fund	0.10	0.25	0.35
PIMCO All Asset All Authority Fund	0.10	0.35	0.45
PIMCO California Intermediate Municipal Bond Fund	0.10	0.25	0.35
PIMCO CommoditiesPLUSTM Short Strategy Fund	0.10	0.40	0.50
PIMCO CommoditiesPLUSTM Strategy Fund	0.10	0.40	0.50
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Convertible Fund	0.10	0.30	0.40
PIMCO Credit Absolute Return Fund	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	0.10	0.45	0.55
PIMCO Emerging Markets Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Currency Fund	0.10	0.55	0.65
PIMCO Floating Income Fund	0.10	0.30	0.40
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.30	0.40
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO Fundamental Advantage Total Return Strategy Fund	0.10	0.30	0.40
PIMCO Fundamental IndexPLUS® TR Fund	0.10	0.30	0.40
PIMCO Global Advantage Strategy Bond Fund	0.10	0.35	0.45
PIMCO Global Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO Global Multi-Asset Fund	0.10	0.30	0.40
PIMCO GNMA Fund	0.10	0.30	0.40
PIMCO Government Money Market Fund	0.10	0.11	0.21
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.25	0.35
PIMCO Inflation Response Multi-Asset Fund	0.10	0.35	0.45
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	0.10	0.25	0.35
PIMCO Investment Grade Corporate Bond Fund	0.10	0.30	0.40
PIMCO Long-Term Credit Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.30	0.40
PIMCO Low Duration Fund	0.10	0.20	0.30
PIMCO Low Duration Fund II	0.10	0.30	0.40

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Low Duration Fund III	0.10	0.30	0.40
PIMCO Moderate Duration Fund	0.10	0.30	0.40
PIMCO Money Market Fund	0.10	0.25	0.35
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Municipal Bond Fund	0.10	0.25	0.35
PIMCO New York Municipal Bond Fund	0.10	0.25	0.35
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO Real Return Asset Fund	0.10	0.30	0.40
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.40	0.50
PIMCO RealRetirement® 2010 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2015 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2020 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2025 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2030 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2035 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2040 Fund	0.10	0.20	0.30
PIMCO RealRetirement® 2050 Fund	0.10	0.20	0.30
PIMCO Senior Floating Rate Fund	0.10	0.25	0.35
PIMCO Short Duration Municipal Income Fund	0.10	0.25	0.35
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO Small Cap StocksPLUS® TR Fund	0.10	0.30	0.40
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Long Duration Fund	0.10	0.29	0.39
PIMCO StocksPLUS® TR Short Strategy Fund	0.10	0.35	0.45
PIMCO Total Return Fund	0.10	0.25	0.35
PIMCO Total Return Fund II	0.10	0.30	0.40
PIMCO Total Return Fund III	0.10	0.30	0.40
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO Treasury Money Market Fund	0.10	0.11	0.21
PIMCO Unconstrained Bond Fund	0.10	0.35	0.45
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.35	0.45

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of August 16, 2011

Class P (%)—Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset Fund	0.10	0.05	0.15
PIMCO All Asset All Authority Fund	0.10	0.05	0.15
PIMCO California Intermediate Municipal Bond Fund	0.10	0.22	0.32
PIMCO California Short Duration Municipal Income Fund	0.10	0.15	0.25
PIMCO CommoditiesPLUSTM Short Strategy Fund	0.10	0.25	0.35
PIMCO CommoditiesPLUSTM Strategy Fund	0.10	0.25	0.35
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.25	0.35
PIMCO Convertible Fund	0.10	0.25	0.35
PIMCO Credit Absolute Return Fund	0.10	0.30	0.40
PIMCO Diversified Income Fund	0.10	0.30	0.40
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	0.10	0.40	0.50
PIMCO Emerging Local Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Bond Fund	0.10	0.38	0.48
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.40	0.50
PIMCO Emerging Markets Currency Fund	0.10	0.40	0.50
PIMCO Extended Duration Fund	0.10	0.25	0.35
PIMCO Floating Income Fund	0.10	0.25	0.35
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.25	0.35
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.25	0.35
PIMCO Fundamental Advantage Total Return Strategy Fund	0.10	0.25	0.35
PIMCO Fundamental IndexPLUS® TR Fund	0.10	0.25	0.35
PIMCO Global Advantage Strategy Bond Fund	0.10	0.30	0.40
PIMCO Global Bond (Unhedged) Fund	0.10	0.30	0.40
PIMCO Global Bond (U.S. Dollar-Hedged) Fund	0.10	0.30	0.40
PIMCO Global Multi-Asset Fund	0.10	0.05	0.15
PIMCO GNMA Fund	0.10	0.25	0.35
PIMCO Government Money Market Fund	0.10	0.06	0.16
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.25	0.35
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.20	0.30

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Inflation Response Multi-Asset Fund	0.10	0.25	0.35
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	0.10	0.25	0.35
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0.10	0.25	0.35
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar Hedged)	0.10	0.30	0.40
PIMCO Investment Grade Corporate Bond Fund	0.10	0.25	0.35
PIMCO Long Duration Total Return Fund	0.10	0.25	0.35
PIMCO Long-Term Credit Fund	0.10	0.25	0.35
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.21	0.31
PIMCO Low Duration Fund II	0.10	0.25	0.35
PIMCO Low Duration Fund III	0.10	0.25	0.35
PIMCO Moderate Duration Fund	0.10	0.21	0.31
PIMCO Money Market Fund	0.10	0.20	0.30
PIMCO Mortgage-Backed Securities Fund	0.10	0.25	0.35
PIMCO Municipal Bond Fund	0.10	0.24	0.34
PIMCO New York Municipal Bond Fund	0.10	0.22	0.32
PIMCO Real IncomeTM 2019 Fund	0.10	0.20	0.30
PIMCO Real IncomeTM 2029 Fund	0.10	0.20	0.30
PIMCO Real Return Fund	0.10	0.20	0.30
PIMCO Real Return Asset Fund	0.10	0.25	0.35
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.25	0.35
PIMCO RealRetirement® 2010 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2015 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2020 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2025 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2030 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2035 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2040 Fund	0.10	0.05	0.15
PIMCO RealRetirement® 2050 Fund	0.10	0.05	0.15
PIMCO Senior Floating Rate Fund	0.10	0.30	0.40
PIMCO Short Duration Municipal Income Fund	0.10	0.15	0.25
PIMCO Short-Term Fund	0.10	0.20	0.30
PIMCO Small Cap StocksPLUS® TR Fund	0.10	0.25	0.35
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Long Duration Fund	0.10	0.24	0.34
PIMCO StocksPLUS® TR Short Strategy Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Total Return Fund	0.10	0.25	0.35
PIMCO Tax Managed Real Return Fund	0.10	0.20	0.30
PIMCO Total Return Fund	0.10	0.21	0.31

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Total Return Fund II	0.10	0.25	0.35
PIMCO Total Return Fund III	0.10	0.25	0.35
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO Treasury Money Market Fund	0.10	0.06	0.16
PIMCO Unconstrained Bond Fund	0.10	0.30	0.40
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.30	0.40

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule to the Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of August 16, 2011

Class M (%)—Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Government Money Market Fund	0.06	0.00	0.06
PIMCO Treasury Money Market Fund	0.06	0.00	0.06

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule B

Schedule to the Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of August 16, 2011

Private Portfolios (%)—Supervisory and Administrative Fee Rates

PORTFOLIO	Total
PIMCO Asset-Backed Securities Portfolio	0.03
PIMCO Asset-Backed Securities Portfolio II	0.03
PIMCO Developing Local Markets Portfolio	0.10
PIMCO Emerging Markets Portfolio	0.10
PIMCO FX Strategy Portfolio	0.03
PIMCO High Yield Portfolio	0.03
PIMCO International Portfolio	0.10
PIMCO Investment Grade Corporate Portfolio	0.03
PIMCO Long Duration Corporate Bond Portfolio	0.03
PIMCO Low Duration Portfolio	0.03
PIMCO Moderate Duration Portfolio	0.03
PIMCO Mortgage Portfolio	0.03
PIMCO Mortgage Portfolio II	0.03
PIMCO Municipal Sector Portfolio	0.03
PIMCO Real Return Portfolio	0.03
PIMCO Senior Floating Rate Portfolio	0.03
PIMCO Short-Term Floating NAV Portfolio	0.00
PIMCO Short-Term Floating NAV Portfolio II	0.03
PIMCO Short-Term Portfolio	0.03
PIMCO U.S. Government Sector Portfolio	0.03
PIMCO U.S. Government Sector Portfolio II	0.03